UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  March 31, 2008

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Initial Depositor
(Exact name of Registrant as specified in its charter)

Internet Infrastructure HOLDRS (SM) Trust
[Issuer with respect to the receipts]

DELAWARE (State or other jurisdiction of incorporation)	001-15705 Commission File Number	13-5674085 (I.R.S. Employer Identification No.)
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250 Vesey Street
New York, New York 10281
(Address of principal executive offices and zip code)

(212) 449-1000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Pursuant to the merger of BEA Systems Inc. (NASDAQ ticker “BEAS”) and Oracle Corporation (NASDAQ ticker “ORCL”), effective April 30, 2008, BEA Systems Inc. is no longer an underlying constituent of the Internet Infrastructure HOLDRS Trust.  For the 10 shares of BEA Systems Inc. per 100 share round lot of Internet Infrastructure HOLDRS, The Bank of New York Mellon received $193.75.  The Bank of New York Mellon distributed cash at a rate of $1.9375 less Custody Fees of $0.04 per depositary share of Internet Infrastructure HOLDRS on May 9, 2008.

Item 9.01.	Financial Statements and Exhibits

	(c)	Exhibits

		99.1	Internet Infrastructure HOLDRS Trust Prospectus Supplement dated March 31, 2008 to Prospectus dated August 15, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH, PIERCE, FENNER &
SMITH INCORPORATED

Date: May 12, 2008	By:	/s/ Satyanarayan R. Chada
		Name:	Satyanarayan R. Chada
		Title:	Managing Director

EXHIBIT INDEX

Number and Description of Exhibit

(99.1)	Internet Infrastructure HOLDRS Trust Prospectus Supplement dated March 31, 2008 to Prospectus dated August 15, 2007.